LOAN AGREEMENT

This Loan Agreement (this "Agreement") is entered into and effective as of November 26, 2010 (the "Effective Date"), by and between Front Row Networks, Inc. ("Borrower"), and Nancy Louise Jones ("Lender.") Lender and Borrower hereby agree to delete the attached loan agreement ("1st Loan Agreement") in its entirety and replace the 1st Loan Agreement with this Agreement. Lender hereby agrees to make a loan to Borrower pursuant to the terms and conditions contained in this Loan Agreement (the "Agreement"):

1. **Lender:** Nancy Louise Jones, an individual.

2. **Borrower:** Front Row Networks, Inc.

3. **Amount:** SIXTY THOUSAND FIVE HUNDRED SIXTY ONE UNITED STATES DOLLARS AND SIXTY ONE CENTS (US$60,561.61) (the "Loan").

4. **Purpose:** The proceeds of the Loan are to be used solely for corporate expenses related to the Borrower's business.

   Upon execution of this Agreement, Borrower shall execute a promissory note, in the form attached hereto as Exhibit A, in the principal amount of Sixty Thousand Five Hundred Sixty One Dollars and Sixty One Cents $60,561.61 USD (the "Note") on the terms set forth herein.

5. **Maturity:** The final maturity of the Loan is twelve (12) weeks as of the date hereof (the "Maturity Date"). Principal and interest on the loan are due and payable as of the Maturity Date.

6. **Interest:** Interest shall not be payable hereunder before default, but shall be payable after default, with interest on overdue principal at a monthly rate of one-half of one percent (0.5%) compounded monthly.

7. **Events of Default:** It is expressly agreed that all amounts due under this Agreement and the Note (principal plus interest and all other amounts due, if any) will be immediately due and payable if any of the following events occurs (each such event an "Event of Default"):

   a) if any amount due under this Agreement or the Note is not paid on its due date;

   b) if the Borrower fails to comply with any term or condition provided herein or in the Note; or

   c) if the Borrower is subject to bankruptcy, liquidation or other forced proceedings.

   Upon the occurrence of any Event of Default, the Lender shall have all of the rights set forth in the Note.

NON-NEGOTIABLE PROMISSORY NOTE

(US$60,561.61) Effective: November 26, 2010
Los Angeles, California

FOR VALUE RECEIVED, the undersigned Front Row Networks, Inc. (the "Borrower"), promises to pay to Nancy Louise Jones ("Holder"), or its assigns, the principal sum of SIXTY THOUSAND FIVE HUNDRED SIXTY ONE DOLLARS AND SIXTY ONE CENTS (US$60,561.61), together with all accrued and unpaid interest thereon, computed and payable as provided by that certain Loan Agreement, dated as of November 26, 2010, by and between the Borrower and Holder (the "Loan Agreement"). Capitalized terms used but not defined herein shall have the same meanings given to such terms in the Loan Agreement.

1. Interest. Interest on the unpaid principal amount of this Non-Negotiable Promissory Note (the "Note") shall accrue and be payable at maturity.

2. Maturity. The outstanding principal amount of this Note, together with all accrued and unpaid interest thereon (collectively the "Obligations"), shall be due and payable to Holder upon the earlier of (a) notice of demand by Holder or (b) the occurrence of any Event of Default.

3. Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, all outstanding Obligations payable by the Borrower hereunder shall be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it or otherwise permitted to it by law or under any other agreement, either by suit in equity or by action at law, or both.

4. Prepayment. This Note may be prepaid in whole or in part and without penalty at any time by the Borrower. Any such prepayment will be applied first to any accrued and unpaid interest hereunder, and third to the reduction of the outstanding principal amount of this Note.

5. Successors and Assigns. This Note shall be binding upon the Borrower and its successors and permitted assigns and shall inure to the benefit of Holder and its successors and assigns. Upon the occurrence of an Event of Default this Note may be pledged and all rights of Holder under this Note may be assigned to any other person or entity without the consent of the Borrower.

6. Waiver and Amendment. This Note and any provision hereof may be amended, modified or waived only by an instrument in writing signed by the Borrower and Holder.

7. Governing Law. This Note and each and every one of its provisions shall be interpreted under the laws of the State of California. Jurisdiction of any dispute concerning this Agreement shall be exclusively venued in the courts located in Los Angeles, California, and each party expressly consents to personal jurisdiction in California and expressly waives any right to challenge that venue.

8. Notices. All notices and other communications required or permitted hereunder shall be made in accordance with the notice provisions set forth in the Loan Agreement.

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and issued to Holder as of the date first above written.

FRONT ROW NETWORKS, INC.

Signature: ______________________

Print Name: Eric Mitchell

Title: Chief Financial Officer

AMENDED AND RESTATED LOAN AGREEMENT

This Amended and Restated Loan Agreement (the "Amended and Restated Loan Agreement") is entered into and effective as of February 8, 2011 (the "Effective Date"), by and between Front Row Networks, Inc. ("Borrower"), and Nancy Louise Jones ("Lender"). Lender and Borrower hereby agree to amend and restate the Loan Agreement, dated November 26, 2010, between Front Row Networks, Inc. ("Borrower") and Nancy Louise Jones ("Lender") as follows:

Paragraph 5. From the Loan Agreement shall be deleted in its entirety and restated as follows:

5. Maturity: The final maturity of the Loan is February 8, 2012 (the "Maturity Date"). Principal and interest on the loan are due and payable as of the Maturity Date.

IN WITNESS WHEREOF the parties hereto have caused this Amended and Restated Loan Agreement to be duly executed as of February 8, 2011.

FRONT ROW NETWORKS, INC.	NANCY LOUISE JONES
Signature: ____________	Signature: ____________
Print Name: Eric Mitchell	
Title: Chief Financial Officer	

AMENDED AND RESTATED LOAN AGREEMENT

This Amended and Restated Loan Agreement (the "Amended and Restated Loan Agreement") is entered into and effective as of February 7, 2012 (the "Effective Date"), by and between Front Row Networks, Inc. ("Borrower"), and Nancy Louise Jones ("Lender"). Lender and Borrower hereby agree to amend and restate the Loan Agreement, dated November 26, 2010, between Front Row Networks, Inc. ("Borrower") and Nancy Louise Jones ("Lender") as follows:

Paragraph 5. From the Loan Agreement shall be deleted in its entirety and restated as follows:

5. Maturity: The final maturity of the Loan is September 1, 2012 (the "Maturity Date"). Principal and interest on the loan are due and payable as of the Maturity Date.

IN WITNESS WHEREOF the parties hereto have caused this Amended and Restated Loan Agreement to be duly executed as of February 7, 2012.

FRONT ROW NETWORKS, INC.	NANCY LOUISE JONES
Signature: ______________	Signature: ______________
Print Name: Eric Mitchell	
Title: Chief Financial Officer	